Shareholders' equity	6 Months Ended
Jun. 30, 2026
Disclosure of classes of share capital [abstract]
Shareholders' equity

13. Shareholders’ equity

As of June 30, 2026 and December 31, 2025, the total number of ordinary shares of Immatics N.V. outstanding is 136,689,977 and 134,071,432 with a par value of €0.01, respectively.

On March 12, 2026, the Group issued 2,500,000 ordinary shares within the At-the-Market Offering Program ("ATM") with Leerink Partners LLC with a price of €8.68 ($10.02) per ordinary share. The Group received gross proceeds of €21.6 million ($25.0 million) less transaction costs of €0.5 million ($0.6 million), resulting in an increase in share capital of €25.0 thousand and share premium of €21.1 million.

Additionally, the number of ordinary shares increased during the six months ended June 30, 2026, due to exercised share options from the Group’s equity incentive plan, resulting in an increase in share capital of €1 thousand and share premium of €0.6 million.

The number of ordinary shares increased during the six months ended June 30, 2025, due to exercised share options from the Group’s equity incentive plan, resulting in an increase in share capital of €0.1 thousand and share premium of €8.6 thousand.

Other reserves are related to accumulated foreign currency translation amounts associated with the Group’s U.S. operations.